UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2016

VALVOLINE INC.

(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3499 Blazer Parkway

Lexington, KY 40509

(Address of Principal Executive Offices)

(859) 357-7777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Valvoline Inc. (“Valvoline”) on November 8, 2016 (the “11/8 Current Report”) to announce Valvoline’s preliminary fourth quarter results for fiscal 2016. The purpose of this Amendment No. 1 is to update the section entitled “Fiscal 2017 Outlook” and include certain financial tables that were inadvertently omitted from the news release attached to the 11/8 Current Report as Exhibit 99.1. Attached to this Amendment No. 1 as Exhibit 99.1 is a copy of the news release that includes the updated outlook and omitted financial tables. No other information has been revised.

Item 2.02.	Results of Operations and Financial Condition

On November 8, 2016, Valvoline Inc. (“Valvoline”) announced preliminary fourth quarter results for fiscal 2016, which are discussed in more detail in the news release (the “News Release”) attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.1, which is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure

On November 8, 2016, Valvoline will make available the News Release, a slide presentation on Valvoline’s website located at http://investor.Valvoline.com.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Updated News Release dated November 8, 2016.

In connection with the disclosures set forth in Items 2.02 and 7.01, the information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valvoline Inc.
(Registrant)

November 9, 2016	/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Financial Officer

EXHIBIT INDEX

99.1	Updated News Release dated November 8, 2016.